Condensed Consolidated Statements of Financial Condition (unaudited) (Parenthetical) (USD $) In Thousands, except Share data, unless otherwise specified	Jun. 30, 2013	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
ASSETS
Cash and securities segregated, at cost	$ 834,440	$ 1,551,177	$ 1,279,779
Capital:
Limited partners, units issued (in units)	278,374,893	277,600,901	277,847,588
Limited partners, units outstanding (in units)	278,374,893	277,600,901	277,847,588	278,115,232